Exhibit 99.1 Investor Presentation October 2022 Confidential E V E R Y L I F E . E V E R Y M O M E N T . E V E R Y D A Y .

Disclaimer and Forward-Looking Statements About this Presentation This confidential investor presentation (this Presentation ) is for informational purposes only to assist interested parties in making their own evaluation with respect to a proposed business combination (the Business Combination ) between DTRT Health Acquisition Corp. ( DTRT ) and Consumer Direct Holdings, Inc. (the Company ). The information contained herein does not purport to be all-inclusive and none of DTRT, the Company or their respective affiliates, or any of their control persons, officers, directors, employees or representatives makes any representation or warranty, express or implied, as to the accuracy, completeness or reliability of the information contained in this Presentation. This Presentation does not constitute (i) a solicitation of a proxy, consent or authorization with respect to any securities or in respect of the proposed Business Combination or (ii) an offer to sell, a solicitation of an offer to buy, or a recommendation to purchase any security of DTRT, the Company, or any of their respective affiliates. No such offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended, or an exemption therefrom. You should not construe the contents of this Presentation as legal, tax, accounting or investment advice or a recommendation. You should consult your own counsel and tax and financial advisors as to legal and related matters concerning the matters described herein, and, by accepting this Presentation, you confirm that you are not relying upon the information contained herein to make any decision. The distribution of this Presentation may also be restricted by law and persons into whose possession this Presentation comes should inform themselves about and observe any such restrictions. The recipient acknowledges that it is (a) aware that the United States securities laws prohibit any person who has material non-public information concerning a company from purchasing or selling securities of such company or from communicating such information to any other person under circumstances in which it is reasonably foreseeable that such person is likely to purchase or sell such securities, and (b) familiar with the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder (collectively, the Exchange Act ), and that the recipient will neither use, nor cause any third party to use, this Presentation or any information contained herein in contravention of the Exchange Act, including, without limitation, Rule 10b-5 thereunder. This Presentation, including the information contained herein, constitutes confidential information, is intended for the recipient hereof only and is provided to the recipient on the condition that the recipient agrees that it will hold such information in strict confidence and not reproduce, disclose, forward or distribute such information in whole or in part without the prior written consent of DTRT and the Company. Upon request, the recipient will promptly return all materials, including the Presentation, received from either DTRT or the Company without retaining any copies thereof. DTRT, the Company and other parties thereto have executed an Agreement and Plan of Merger (the “Agreement”) with respect to the proposed Business Combination. The proposed Business Combination is subject to, among other things, the approval of DTRT’s stockholders, satisfaction of the conditions stated in the Agreement and other customary closing conditions. Accordingly, there can be no assurance that the proposed Business Combination will be consummated. Forward Looking Statements Certain statements, estimates, targets and projections in this Presentation may be considered forward-looking statements. Forward-looking statements generally relate to future events or DTRT’s or the Company's future financial or operating performance. For example, statements regarding anticipated growth in the industry in which the Company operates and anticipated growth in demand for the Company's services, projections of the Company's future financial results and other metrics, the satisfaction of closing conditions to the Business Combination and the timing of the completion of the Business Combination are forward-looking statements. In some cases, you can identify forward-looking statements by terminology such as pro forma , may , should , could , might , plan , possible , project , strive , budget , forecast , expect , intend , will , estimate , anticipate , believe , “predict , potential or continue , or the negatives of these terms or variations of them or similar terminology. Such forward-looking statements are subject to risks, uncertainties, and other factors which could cause actual results to differ materially from those expressed or implied by such forward-looking statements. These forward-looking statements are based upon estimates and assumptions that, while considered reasonable by DTRT and its management, and the Company and its management, as the case may be, are inherently uncertain. Factors that may cause actual results to differ materially from current expectations include, but are not limited to: (i) the occurrence of any event, change or other circumstances that could give rise to the termination of negotiations and any subsequent definitive agreements with respect to the Business Combination; (ii) the outcome of any legal proceedings that may be instituted against DTRT, the Company, the combined company or others following the announcement of the Business Combination and any definitive agreements with respect thereto; (iii) the inability to complete the Business Combination due to the failure to obtain approval of the stockholders of DTRT; (iv) the inability of the Company to satisfy other conditions to closing; (v) changes to the proposed structure of the Business Combination that may be required or appropriate as a result of applicable laws or regulations or as a condition to obtaining regulatory approval of the Business Combination; (vi) the ability to meet stock exchange listing standards following the consummation of the Business Combination; (vii) the risk that the Business Combination disrupts current plans and operations of the Company as a result of the announcement and consummation of the Business Combination; (viii) the ability to recognize the anticipated benefits of the Business Combination, which may be affected by, among other things, competition and the ability of the combined company to grow and manage growth profitably, maintain relationships with customers and suppliers and retain its management and key employees; (ix) costs related to the Business Combination; (x) changes in applicable laws or regulations; (xi) the possibility that the Company or the combined company may be adversely affected by other economic, business, regulatory, and/or competitive factors; (xii) the Company's estimates of expenses and profitability; (xiii) the evolution of the markets in which the Company competes; (xiv) the ability of the Company to implement its strategic initiatives and continue to innovate its existing services; (xv) the ability of the Company to defend its intellectual property; (xvi) the ability of the Company to satisfy regulatory requirements; (xvii) the impact of the COVID-19 pandemic on the Company's and the combined company's business; and (xviii) other risks and uncertainties set forth in the section entitled Risk Factors and Cautionary Note Regarding Forward-Looking Statements in DTRT’s annual report on Form 10-K filed with the SEC on April 1, 2022 and other risks and uncertainties indicated from time to time in the definitive proxy statement to be delivered to DTRT’s stockholders and related registration statement on Form S-4, including those set forth under Risk Factors therein, and other documents filed and to be filed with the SEC by DTRT. Nothing in this Presentation should be regarded as a representation by any person that the forward-looking statements set forth herein will be achieved or that any of the contemplated results of such forward-looking statements will be achieved. You should not place undue reliance on forward-looking statements, which speak only as of the date they are made. Neither DTRT nor the Company undertakes any duty to update these forward-looking statements. Use of Projections This Presentation contains financial forecasts for the Company with respect to certain financial results for the Company's fiscal years 2022 through 2024. Neither DTRT’s nor the Company's independent auditors have audited, studied, reviewed, compiled or performed any procedures with respect to the projections for the purpose of their inclusion in this Presentation, and accordingly, they did not express an opinion or provide any other form of assurance with respect thereto for the purpose of this Presentation. These projections are forward-looking statements and should not be relied upon as being necessarily indicative of future results. In this Presentation, certain of the above-mentioned projected information has been provided for purposes of providing comparisons with historical data. The assumptions and estimates underlying the prospective financial information are inherently uncertain and are subject to a wide variety of significant business, economic and competitive risks and uncertainties that could cause actual results to differ materially from those contained in the prospective financial information. Accordingly, there can be no assurance that the prospective results are indicative of the future performance of the Company or that actual results will not differ materially from those presented in the prospective financial information. Inclusion of the prospective financial information in this Presentation should not be regarded as a representation by any person that the results contained in the prospective financial information will be achieved. Financial Information; Non-GAAP Financial Measures The historical financial information and data contained in this Presentation has not been audited in accordance with the standards of the Public Company Accounting Oversight Board and does not conform to Regulation S-X under the Exchange Act. Such information and data may not be included in, may be adjusted in or may be presented differently in the registration statement to be filed by DTRT relating to the Business Combination and the proxy statement/prospectus contained therein. This Presentation also includes certain financial measures not presented in accordance with generally accepted accounting principles ( GAAP ), including Adjusted EBITDA and certain ratios and other metrics derived therefrom. The Company defines Adjusted EBITDA as net income (loss) adjusted for (i) interest expense, net; (ii) income tax expense; (iii) depreciation and amortization expense; (iv) amortization of capitalized cloud computing implementation costs (v) amortization of contract fulfillment costs (vi) PPP loan forgiveness; (vii) Provider relief funds; and other non-recurring adjustments. Non-GAAP financial measures are not measures of financial performance in accordance with GAAP and may exclude items that are significant in understanding and assessing the Company's financial results. Therefore, these measures should not be considered in isolation or as an alternative to net income, cash flows from operations or other measures of profitability, liquidity or performance under GAAP. You should be aware that the Company's presentation of these measures may not be comparable to similarly-titled measures used by other companies. DTRT and the Company believe these non-GAAP measures provide useful information to management and investors regarding certain financial and business trends relating to the Company's financial condition and results of operations. DTRT and the Company believe that, the use of non-GAAP financial measures provides an additional tool for investors to use in evaluating ongoing operating results and trends in comparing the Company's financial measures with other similar companies, many of which present similar non-GAAP financial measures to investors. These non-GAAP financial measures are subject to inherent limitations as they reflect the exercise of judgments by management about which expenses and income are excluded or included in determining these non-GAAP financial measures. Differences between non-GAAP financial measures and comparable GAAP financial measures are reconciled at the end of this presentation. This Presentation also includes certain projections of non-GAAP financial measures. Due to the high variability and difficulty in making accurate forecasts and projections of some of the information excluded from these projected measures, together with some of the excluded information not being ascertainable or accessible, DTRT and the Company are unable to quantify certain amounts that would be required to be included in the most directly comparable GAAP financial measures without unreasonable effort. Consequently, no disclosure of estimated comparable GAAP measures is included and no reconciliation of the forward-looking non-GAAP financial measures is included. Industry and Market Data In this Presentation, the Company relies on and refers to certain information and statistics obtained from third-party sources which it believes to be reliable. Neither DTRT nor the Company has independently verified the accuracy or completeness of any such third-party information. Trademarks and Copyright This Presentation may contain trademarks, service marks, trade names and copyrights of other companies, which are the property of their respective owners. Solely for convenience, some of the trademarks, service marks, trade names and copyrights referred to in this Presentation may be listed without the TM, SM, © or ® symbols, but DTRT and the Company will assert, to the fullest extent under applicable law, the rights of the applicable owners, if any, to these trademarks, service marks, trade names and copyrights. E V E R Y L I F E . E V E R Y M O M E N T . E V E R Y D A Y . 2

Table of Contents Executive Summary and Proposed Transaction 1 Industry Perspectives 2 Company Overview & Growth Profile 3 Financial Overview 4 Appendix E V E R Y L I F E . E V E R Y M O M E N T . E V E R Y D A Y . 3

Today’s Presenters Consumer Direct Care Network DTRT Health Acquisition Corp. Ben Bledsoe Daryl Holzer Mark Heaney Arion Robbins Chief Executive Chief Financial Chairman & CEO Chief Operating Officer Officer Officer Joined CDCN in 2004 Joined CDCN in 2003 Joined DTRT in 2021 Joined DTRT in 2021 Background / Experience Background / Experience Background / Experience Background / Experience Education Education Education Education E V E R Y L I F E . E V E R Y M O M E N T . E V E R Y D A Y . 4

Section 1 Executive Summary and Proposed Transaction E V E R Y L I F E . E V E R Y M O M E N T . E V E R Y D A Y . 5 E V E R Y L I F E . E V E R Y M O M E N T . E V E R Y D A Y .

Transaction Summary Consumer Direct Care Network (“CDCN” or the “Company”) is a leading provider of self-directed personal care solutions across 14 U.S. states – The Company was founded in 1990, growing under its current management team to become one of the largest providers in the home care market, and has developed into a platform with a large number of strong payor / government contracts resulting in a predictable, recurring core revenue base – Due to its strong reputation and the inclusion of strong local partnerships in our procurement response, in February 2022 CDCN began a 7-year contract with a 5-year renewal in Washington State, which has materially improved the financial profile of the business DTRT Health Acquisition Corp. (“DTRT”), a healthcare-focused special-purpose acquisition company, agreed to invest in the Company in a transaction implying a pro forma enterprise value of $691 million, and is expected to raise debt financing of up to $150M in support of the transaction − Values CDCN at 10.2x 2023E Adjusted EBITDA of $67.5M assuming $10.20 per share; for comparison, Addus, the only comp concentrated in personal care, currently trades at approximately 14.8x 2023E Adjusted EBITDA − Transaction will be funded through a combination of debt, available cash from CDCN balance sheet, and cash in trust post-redemptions − Transaction proceeds used to repay existing debt, pay transaction expenses, provide for a combination of cash and stock to existing CDCN shareholders, and provide for cash to balance sheet − Sources of capital are expected to provide a sufficient amount of cash to complete the transaction, regardless of the amount of redemptions CDCN to combine with DTRT to become the only public company focused on the high growth self-directed home care market − Senior CDCN leadership team, with an average tenure of 11 years, to continue to run the business post-close − Existing ownership group to own 61.1% of the company after the transaction assuming no redemptions − Mark Heaney of DTRT to assume board role post transaction E V E R Y L I F E . E V E R Y M O M E N T . E V E R Y D A Y . 6

DTRT (“Do The Right Thing”) Snapshot DTRT Working Group and Board of Directors DTRT Profile Jeannee Martin Mark Heaney Healthcare specialist SPAC focused on home and community based Chief Executive Officer Board Member healthcare services (Former CEO) DTRT was formed to generate superior returns through a strategic integration with a public-ready company in the home care market. Dipa Mehta Arion Robbins Management team with decades of experience investing in operating Chief Operating Officer Board Member and growing healthcare businesses Extensive track record of creating value for stockholders by acquiring strong businesses at disciplined valuations, investing in growth while fostering financial discipline, and ultimately improving financial results Don Klink Mary Christopher Chief Financial Officer Board Member DTRT’s team brings 200+ years of collective healthcare leadership, along with over 150 closed deals totaling >$3B in acquired enterprise value The team set out to find a large, growing, profitable, public-ready business providing direct care or operating an ancillary service Tim Sheehan Bob Ciardi (software, technology, transportation, in-home meals, adult day, etc) Advisor Advisor in support of home-based care E V E R Y L I F E . E V E R Y M O M E N T . E V E R Y D A Y . 7

There has Never Been a Better Time to Invest in Home Care $110B+ addressable market for home care, expected to grow at a 4.7% CAGR from 2021 – 2027 Long term fundamental demand tailwinds: aging demographics, market share gain vs. institutional settings, importance to chronic care management and value-based care Preferred care delivery setting for a must-serve population and the lowest-cost treatment setting Model intended to defer and deflect from hospitalization / nursing homes Evolving reimbursement landscape, with increased 10% match, incentivizing states to initiate or expand their self-directed programs Fragmented landscape with competitive moat and consolidation opportunities at scale Easy-to-understand business model with high free cash flow Well-established public companies like AMED and ADUS E V E R Y L I F E . E V E R Y M O M E N T . E V E R Y D A Y . 8

Overview of Investment Thesis Personal care is the fastest growing segment of the economy with home care workers’ anticipated job growth through 2029 doubling that of the next fastest growing profession CDCN benefits from a first-mover advantage in consumer-directed care and significant organic and inorganic growth opportunities The cost of care at home is substantially lower than nursing home cost While the aging population is the fastest growing segment of the US population, nursing home placement has been declining every year since 1980 CDCN's business is overwhelmingly delivered under State government contracts where there is guaranteed term, guaranteed rates and complete or substantial exclusivity The company benefits from a simple and predictable hour-driven economic model which is a function of rate charged, caregiver payment rate, and total hours Self-directed care is substantially less exposed to the labor shortage problems facing our competitors E V E R Y L I F E . E V E R Y M O M E N T . E V E R Y D A Y . 9

CDCN is a Mission-Focused, Values-Driven Care Network with a Vision to Help People Live On Their Terms Mission Vision Values To provide care and support to people in To help people live the life Respect, Integrity, Service, Excellence their homes and communities they want E V E R Y L I F E . E V E R Y M O M E N T . E V E R Y D A Y . 10

Consumer Direct Care Network Snapshot Company Overview Key Advantages of the Consumer Directed Models ✓ Lowest-cost in-home care option Leading provider of personal care solutions, primarily focused on non-medical personal care for long-term, complex clients ✓ High client and family satisfaction ✓ Less subject to staffing shortage Pioneer in the self-directed market, where clients problem select their own caregiver rather than have one assigned by a staffing agency ✓ Strong government and managed care support CDCN contracts with payors (e.g., States, Federal Government, Insurers, Veterans Administration) ✓ Volume contracts – sticky, certain, and handles direct care and administrative scalable functions to support the provision of care E V E R Y L I F E . E V E R Y M O M E N T . E V E R Y D A Y . 11

Consumer Direct Care Network Overview Current Markets Target Opportunities ~70k 95k+ 14 (2) (3) Caregivers U.S. States EOP 2022E Clients (1) Served 66 1990 $2.3B Founded 2023E Revenue Payor Sources 22.0% $67.5M 3.0% 2023E Adj. EBITDA 2023E Adj. 2022E – 2024E Revenue Growth Adj. EBITDA Margin 1. “~70K when measured at EOP 2022. ~75k when measured for 12 months ending August 2022 2. Twelve months ended August 2022 E V E R Y L I F E . E V E R Y M O M E N T . E V E R Y D A Y . 12 3. Including Washington D.C.

Deep, Experienced and Passionate Leadership Team Ben Bledsoe Beth Peterson Jeff Harriott Daryl Holzer Mickey Ogg Jack Nichols Jim McInnis President/Chief Executive Officer Vice President/Chief Operating Officer Vice President/Chief Technology Officer Chief Financial Officer Chief Development Officer Chief Information Officer Chief Administrative Officer Joined CDCN in 2004 Joined CDCN in 2010 Joined CDCN in 2012 Joined CDCN in 2003 Joined CDCN in 2007 Joined CDCN in 2018 Joined CDCN in 2021 Dakota Communities E V E R Y L I F E . E V E R Y M O M E N T .. E V E R Y D A Y . 13

Section 2 Industry Perspectives E V E R Y L I F E . E V E R Y M O M E N T . E V E R Y D A Y . 14 E V E R Y L I F E . E V E R Y M O M E N T . E V E R Y D A Y .

Home Care Represents a Large and Growing Industry ~$110B+ Total Addressable Market Expected to Grow at ~5% from 2021 to 2027 Personal Care Market Expected to See Rapid Go-Forward Growth Favorable Demographic Trends Aging population driving market growth Home Care $110B Market Lower Cost Care Setting Driving value to payors and clients $81B Personal Care Increasing Regulatory Support Expanding the addressable market Market Diversifying Payor Profile Payor sources expected to shift towards managed care (1) Self-Directed $25B Market Ripe for Disruption & Consolidation Scale is required for self-directed players to overcome barriers to entry, unlike agency-based traditional care Source: IBISWorld, Home Care Providers in the US, 2021ed. Proprietary BRG analysis of 100% Transformed Medicaid Statistical Information System (T-MSIS) Medicaid 2019 claims data, based on DUA w/CMS., Management estimates E V E R Y L I F E . E V E R Y M O M E N T . E V E R Y D A Y . 15 (1) Management estimate

Personal Care is The Fastest-Growing Segment of Healthcare U.S. Home Health Market Growth (4.7% 2021E – 2027P CAGR) ($ in billions) $145 $141 $134 $127 $121 $115 $110 $110 $108 $101 2018A 2019A 2020A 2021E 2022E 2023E 2024E 2025E 2026E 2027E 2019A – 2029E Anticipated Job Growth by Occupation 2019A – 2029E Anticipated Employment Growth 29.9% 1,004,400 28.7% 16.0% 460,900 13.0% 9.4% 327,300 316,000 221,900 5.8% Registered Nurses Software Cooks Fast Food Workers Home Care Hospitals Nursing & Offices of Other Outpatient Care Home Health Developers Workers Residential Care Health Ambulatory Centers Facilities Practitioners Care Source: IBISWorld, Home Care Providers in the US, 2021ed. Center for Health Workforce Studies, Health Care Employment Projections, 2019-2029, 2021ed. PHI, Direct Care Workers in the United States, 2021ed. E V E R Y L I F E . E V E R Y M O M E N T . E V E R Y D A Y . 16

Self-Directed vs. Agency-Staffed In-Home Care Self-Directed Care Is Expected to Nearly Double in Five Years… and Client CDCN is Positioned to Play a Big Part! $163 Clients benefit from comfort-level and ease-of-living made possible by self-directed in-home care run through a full-service platform. Self-directed care has the highest client satisfaction Personal Care Market Opportunity due to increased choice and control. CDCN supports clients to ($ in billions) understand their role in self-direction including recruiting and $142 training their caregivers. $117 Caregiver $5 Within self-directed in-home care models, caregivers work closely with clients ensuring the highest level of care. CDCN $45 $81 accurately pays caregivers, handles benefits functions, ensures $4 compliance with program requirements, and provides additional caregiver training and support as necessary. $25 Payor $67 $52 Self-directed in-home care is attractive to payors versus facilities-based and agency-based traditional care, due to reduced cost burden across payor types and higher client satisfaction. CDCN handles payor relations, acting as the liaison 2021 2026E among payor, caregiver, and client. Agency-Led Self-Directed All Other High-End Source: Proprietary BRG analysis of 100% Transformed Medicaid Statistical Information System (T-MSIS) Medicaid 2019 claims data, based on DUA w/CMS; CDCN data E V E R Y L I F E . E V E R Y M O M E N T . E V E R Y D A Y . 17

Offering a Comprehensive Suite of Personal Care Solutions (1) CDCN Client Satisfaction Data by Service Line Self-Directed Agency- 98.9% Care Directed Care 97.4% 89.9% Care provided in the home ✓✓ Allows clients to be responsible for ✓ managing many aspects of service delivery Clients select and direct their care providers ✓ Clients able to recruit non-traditional caregiver (people who would not typically ✓ work at an ABT) Agency-Based Traditional Fiscal / Employer Agent Agency with Choice 1. CDCN data E V E R Y L I F E . E V E R Y M O M E N T . E V E R Y D A Y . 18

Section 3 Company Overview & Growth Profile E V E R Y L I F E . E V E R Y M O M E N T . E V E R Y D A Y . 19 E V E R Y L I F E . E V E R Y M O M E N T . E V E R Y D A Y .

Scalable Platform with a Strong Infrastructure Contract-driven approach secures large blocks of clients, with ample room to grow within each Contract-Driven contract Model results in low levels of staffing dependency, shielded from the industry’s acute labor Low Staffing problem, lessening the overhead and inefficiencies involved in recruitment, churn and staffing Dependency agency models Deep bench of experienced operating talent with the capacity to support considerable growth, in Robust Team addition to scalable, developed and central support services Mobile, scalable, state-of-the-art technology and operational infrastructure built with growth in Turnkey mind, to support 200k hourly client volume and specifically designed for self-directed care Infrastructure E V E R Y L I F E . E V E R Y M O M E N T . E V E R Y D A Y . 20

Developed Platform to Win Future Contracts Claims Processed Per Year How CDCN’s Technology Platform Wins ✓ Integrated systems 40M+ ✓ Designed to sustain heavy growth ✓ Claims system processor can be replicated 1M ✓ Seamless interchangeability of EVV providers 2012 2022E Representative Key Vendors Payroll Processing Capabilities 2012 2022E Process payroll Currently process payroll for 3,000 people for 40,000 people in one 88.6% in 24 hours hour, with capacity to increase to 200k people per hour E V E R Y L I F E . E V E R Y M O M E N T . E V E R Y D A Y . 21

Long History of Growth through Many Strategic Avenues CDCN is one of only a small number of national providers Consumer Direct Care Network has grown to be a leading provider of personal care services of home care services focused solely on personal care (1) Gross Funds Processed CDCN’s specialization has propelled its growth, surpassing ($ in millions) much of the market through its ability to adapt and tailor $3,377 $3,119 personal care services to its clients’ and payors’ needs 1 $2,468 25,000 Clients Served Public peers provide wider range of services, including Entered Virginia hospice and facilities-based assisted living CDCN is one of the largest in-home care providers in the $666 nation $580 (2) (2) $341 $320 Personal care is a highly fragmented market, driven largely 2018 2019 2020 2021 2022E 2023E 2024E by state contracts and compliance requirements, resulting in a broad set of both organic and inorganic growth opportunities Entered Washington State 1. Gross Funds Processed defined as system-wide collections 2. Represents unreviewed internal company data E V E R Y L I F E . E V E R Y M O M E N T . E V E R Y D A Y . 22

Highly Differentiated Contract Driven Business Model Representative Contract Summary Representative Payors Approximate Extension Payor Initial Term Clients Term (1) Served Washington 7 Years 5 years 47,000 DSHS PF 2022 Payor Mix Washington Dept. of Social & Health 13.3% Virginia Services 4 Years 2 years 6,500 DMAS 4.1% Virginia Dept of Medical Assistance 4.6% Virginia Automatic Virginia Premier Health Plan 8.9% Premier 4 Years annual 5,000 - Health Plan renewal Idaho Dept. of Health and Welfare 69.1% Other Idaho DHW Evergreen Ongoing 3,000 1. Clients served in the 12 months 9/28/21-9/27/22 E V E R Y L I F E . E V E R Y M O M E N T . E V E R Y D A Y . 23

Management’s Near-Term Growth Strategy Win More Large-Scale M&A Contracts Winning Incremental • Target companies in new and existing geographies to help rapidly • Leverage experience, relationships Contracts scale the platform Expansion Within and reputation from successfully • Leverage existing Managed Care working other contracts of scale Current Contracts • Explore vertical integration through Organization (“MCO”) relationships the purchase of technology • National relationships with large to increase presence in current MCO • Provide better service and reliability companies MCOs markets with additional contracts to grow market share in existing contracts • Leverage existing MCO relationships to move into new markets • Explore additional models and • Respond to proposals in new populations to serve in existing programs, where regulations may markets allow • Leverage existing stakeholder relationships to access new markets (labor, government, and advocacy) E V E R Y L I F E . E V E R Y M O M E N T . E V E R Y D A Y . 24

Deep Pipeline of Opportunities CDCN’s strong mix of opportunities across the pre-contract life cycle is expected to drive growth for years to come Combined > 500,000 Clients • CA (F/EA) • OR (AWC / F/EA) • NJ (F/EA) • PA (F/EA) Long Term Opportunities • NY (F/EA) • WV (F/EA) Combined > 35,000 Total Clients • AR (AWC) • OH (AWC) Upcoming • IN (AWC) • VA (F/EA) Opportunities • KS (F/EA / AWC) • WA (AWC) • MN (F/EA) Combined > 5,000 Total Clients Opportunities • PA (AWC) In-Process • TN (F/EA) Source: Company data Note: F/EA Is Fiscal/Employer Agent; AWC is Agency with Choice E V E R Y L I F E . E V E R Y M O M E N T . E V E R Y D A Y . 25

Expansion into Washington CDCN agreed to a 7-year contract with Washington DSHS which began in February 2022 and has been fully ramped since June 2022 The Company’s contract allows it to exercise a 5-year extension option in 2029, allowing it to service the geography until at least February 2034 CDCN worked to establish strong relationships with state partners, SEIU and local leaders to ensure implementation steps operated smoothly and customer services was a top priority Management invested heavily in infrastructure early in the Washington onboarding process to support caregiver hiring and client enrollment, resulting in an efficient onboarding during its ramp-up CDCN has produced per-hour statistics since Washington ramp-up in-line with production needed to generate performance in-line with projections Business experiences higher seasonal second semester (2H) and lower seasonal first semester (1H) based on timing of contractual rate increases (annual in July) and wage increases (bi-annual in January and July) Monthly Washington Client Count Actual Projected 50,000 40,000 30,000 20,000 10,000 0 Jan-22 Feb-22 Mar-22 Apr-22 May-22 Jun-22 Jul-22 Aug-22 Sep-22 Oct-22 Nov-22 Dec-22 Jan-23 Feb-23 Mar-23 Apr-23 May-23 Jun-23 Jul-23 Aug-23 Sep-23 Oct-23 Nov-23 Dec-23 Source: Company data E V E R Y L I F E . E V E R Y M O M E N T . E V E R Y D A Y . 26

Section 4 Financial Overview E V E R Y L I F E . E V E R Y M O M E N T .. E V E R Y D A Y . 27 E V E R Y L I F E . E V E R Y M O M E N T . E V E R Y D A Y .

Overview of Key Projection Assumptions / Drivers • Conservatively assumes core business clients remain approximately flat from 2022E to 2024E, and no M&A • Washington clients expected to grow at 6.3% per year in 2023E and 2024E due to organic growth Client Growth • Projected to win contracts with >3,000 clients in 2023E as the Company capitalizes on pipeline • Supported by industry CAGR of 4.7% from 2021E-2027E and accelerating adoption of self-directed care • Conservatively assumes core business rates decline modestly from 2021E to 2024E due to shifts in product mix / proportional growth in lower rate arrangements • Washington rates expected to increase at a 3.2% CAGR from 2022E – 2024E Pricing Uplift • Expected to be significant room for payors to increase rates due to lower cost of self-directed in-home care vs. facility- based models • Gross margin to decline from 13.1% in 2022E to 9.9% in 2024E mainly due to overall product mix and absorbing Washington into the fold • Assumes pre-corporate expenses slightly decrease as a percent of revenue over the projection period, stabilizing in 2023E Margin Expansion and 2024E due to business mix changes • Corporate expenses expected to decline from 2.9% in 2022E to 2.6% in 2024E due to operating leverage E V E R Y L I F E . E V E R Y M O M E N T . E V E R Y D A Y . 28

P&L Summary ($ in millions unless otherwise noted) Commentary on Historical Data 1H ’22-’24 2020A 2021A 2022E 2023E 2024E 2022A CAGR ● A Clients: Modest year-over-year client growth given a lack of geographic expansion, new units and M&A from year-end 2020 to year-end 2021 End of Period Clients (000s) A 22 23 68 70 73 79 6.2% B ● Revenue: 2021 represents a fully ramped Virginia, in addition to the full suite of services offered by the Company today. Pricing expansion, per-client contribution % growth -- 4.5% NM NM 4.3% 8.2% and modest client expansion has contributed to growth C ● Gross Profit: Gross margin profile for the business historically has been altered (1) Gross Funds Processed $580 $666 $936 $2,450 $3,066 $3,320 16.4% materially based on service profile D ● Adjusted EBITDA: The Company did not see material profitability in the historical % growth -- 14.8% NM NM 25.2% 8.3% period on an Adjusted EBITDA basis, largely resulting from a lack of sufficient scale and lack of expense optimization. Significant Washington-related personnel onboarding in 2H 2021 led to decreased profitability in the period B Revenue $93 $94 $597 $1,679 $2,266 $2,499 22.0% Commentary on Projected Data % growth -- 1.0% NM NM 34.9% 10.3% ● A Clients: Projected to add ~9k clients over the projection period, with ~5k from C Gross Profit $55 $58 $95 $219 $224 $247 6.0% growth in Washington contract and ~4k from new contract wins ● Revenue: Overall rates projected to remain relatively flat over the projection B % margin 59.1% 61.7% 15.9% 13.1% 9.9% 9.9% period, leaving room for upside. Revenue growth is largely due to an expected increase in clients supported by strong industrial tailwinds D Adjusted EBITDA $4 $1 $36 $82 $68 $76 NM C ● Gross Profit: Margin expected to remain flat (after 2022) ● Adjusted EBITDA: Decrease in Adjusted EBITDA margin is anticipated due primarily D % margin 4.3% 1.0% 6.0% 4.9% 3.0% 3.0% to increased corporate costs and stabilization of Washington 1. Gross Funds Processed defined as system-wide collections E V E R Y L I F E . E V E R Y M O M E N T . E V E R Y D A Y . 29

Bridging Anticipated 2022 Performance to 2023 Projections ($ in millions) $81.6 $67.5 $3.0 $3.5 ($0.2) $3.1 ($17.0) $58.1 ($6.5) New units that CDCN is expected to onboard on a conservative ramp schedule Annualized PubCo expenses which had not previously affected CDCN Adjusted Organic pricing growth and EBITDA new client onboarding in legacy markets 2022E Adj.EBITDA WA Start-Up PubCo Annualized 2022E PF Adj. EBITDA Organic Growth New Business Contract Overhead 2023E Adj. EBITDA Reimbursement Normalization E V E R Y L I F E . E V E R Y M O M E N T . E V E R Y D A Y . 30

Transaction Overview ($ in millions except for per share items) (1) (1) Sources & Uses Illustrative Valuation Overview Illustrative Share Price $10.20 Sources $ % Total Shares 84.1 SPAC Cash in Trust 235 26.9% Equity Value $858 Term loan 75 8.6% Plus: Pro Forma Net Debt ($167) (4) Implied Enterprise Value (2) Revolving line of credit 40 4.5% $691 Rollover Equity 525 60.0% 2023E Valuation Analysis Metric Multiple Total Sources 875 100.0% 2023E Adjusted EBITDA $67.5 10.2x 2023E Revenue $2,266 0.3x Uses $ % (2) Post-Transaction Equity Ownership (3) 118 13.6% Cash proceeds to CDCN ownership Shares (in M) 4.2% 20 2.3% CDCN 0.5% Refinancing of existing debt CDCN 51.4 6.9% 525 60.0% DTRT Public Shareholders Rollover equity DTRT Public Shareholders 23.0 55 6.3% Sponsor Fees & expenses Sponsor 5.8 27.3% 61.1% 8 0.9% (5) Management Management bonuses Management 3.5 148 16.9% Other Cash to balance sheet Other 0.4 Total Uses 875 100.0% Total Shares 84.1 1. Assumes the transaction closes on June 30, 2022 and no redemptions 2. The revolving line of credit has an incremental borrowing capacity of $35 million for a total borrowing capacity of $75 million 3. Pursuant to the Merger Agreement, the cash consideration to the CDH Equity holders will be $118 million, less $18 million of fees to be paid out of such amount to the Company's financial advisor 4. Implied Enterprise Value calculated using $10.20 pricing of cash held in trust E V E R Y L I F E . E V E R Y M O M E N T . E V E R Y D A Y . 31 5. In connection with the closing of the Business Combination, the Company will adopt the Incentive Equity Plan. The Board has appr oved grants under the plan to certain members of management consisting of unrestricted and restricted stock unit awards. These awards vest immediately upon issuance but their issuance is subject to registration which is expected to occur 60 days following the closing.

Comparable Public Companies Valuation Benchmarking 2022E 2022E PF Total 2023E Revenue TEV / 2022E Adjusted EBITDA Commentary ✓ One of the largest home $2,512 16.7x $2,266 health providers in the US 13.6x $1,936 11.9x 11.2x ✓ Larger revenue and client base than closest personal $1,028 care peer, Addus 8.5x ✓ Well capitalized with attractive net leverage profile (1) Total Leverage 1.9x 1.6x 1.4x 9.4x Total EOP Clients TEV / 2023E Adjusted EBITDA 85,100 ~70,000 14.8x 12.5x 10.2x 9.4x 45,500 12,000+ Most Direct Public Peer in Personal Care Note: Market data as of 10/05/2022; CDCN data is implied based on a $10.00 share price Source: Company materials, company filings, FactSet, Wall Street research E V E R Y L I F E . E V E R Y M O M E N T . E V E R Y D A Y . 32 1. CDCN balance sheet pro forma for transaction

Closing Remarks Operator of Scale in the Fastest Growing Segment of the Economy Attractively Structured Contract-Driven Business with Government as the Payor Predictable, Simple Economic Model Benefits of Personal Care With Less Exposure to Labor Shortage Risks E V E R Y L I F E . E V E R Y M O M E N T . E V E R Y D A Y .. 33

To replace pictures Appendix GAAP Reconciliation E V E R Y L I F E . E V E R Y M O M E N T . E V E R Y D A Y . 34 E V E R Y L I F E . E V E R Y M O M E N T . E V E R Y D A Y .

GAAP Reconciliation to Adjusted EBITDA ($ in millions unless otherwise noted) Six Months Ended June 30, Year Ended December 31, 2022 2021 2020 Net income (loss) $38.7 $1.4 $10.8 Adjusted for: Depreciation and amortization 2.6 1.8 1.6 Interest expense, net 1.4 2.0 1.1 Amortization of capitalized cloud computing implementation costs 1.1 1.6 0.3 Amortization of contract fulfillment costs 0.7 - - PPP loan forgiveness (10.0) - - Provider relief funds - (5.8) (10.4) (1) Other non-recurring adjustments 1.2 0.3 0.4 Adjusted EBITDA $35.7 $1.3 $3.8 1. Represents one-time bonuses for startup of a new contract; professional fees; certain information technology costs; and other miscellaneous non-recurring costs E V E R Y L I F E . E V E R Y M O M E N T . E V E R Y D A Y . 35